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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------



       Date of report (Date of earliest event reported): October 10, 2002



                                  ACCENTURE SCA
               (Exact Name of Registrant as Specified in Charter)


          Luxembourg                  000-49713              98-0351796
 (State or Other Jurisdiction        (Commission          (I.R.S. Employer
      of Incorporation)             File Number)         Identification No.)


                              1 rue Guillaume Kroll
                                L-1882 Luxembourg
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (352) 26 42 34 80


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.
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         On October 10, 2002, Accenture Ltd, the general partner of Accenture
SCA, issued a press release reporting results for the fourth quarter and the fiscal year ended August 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)   Exhibits

               99.1     Press Release, dated October 10, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ACCENTURE SCA, represented by its
                                    general partner, Accenture Ltd, itself
                                    represented by its duly authorized signatory




                                    /s/ Douglas G. Scrivner
                                    -------------------------------------
                                    Name: Douglas G. Scrivner




Date:  October 10, 2002


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                                INDEX TO EXHIBITS


Exhibit Number      Exhibit
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99.1                Press Release, dated October 10, 2002